===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                    September 30, 1998 (September 25, 1998)


                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.
            (Exact Name of Registrant as Specified in Its Charter)


       Pennsylvania                 0-11053                    23-2093008
(State of incorporation     (Commission File Number)      (I.R.S. Employer
 or organization)                                           Identification No.)



                                 100 CTE Drive
                             Dallas, PA 18612-9774
   (Address, including zip code of Registrant's principal executive offices)


      Registrant's telephone number, including area code: (717) 674-2700

===============================================================================


Item 5:   Other Events

     The Registrant issued a press release on September 25, 1998. The text of such release was as follows:

"Contact:      David G. Weselcouch
          (717) 674-2805

                   CTE OFFERS NEW SHARES TO ALL SHAREHOLDERS

Company to Raise Approximately $77 Million in Accordance with its
Recapitalization Plan

     Dallas, PA - September 25, 1998 - Commonwealth Telephone Enterprises, Inc. (the "Company") (NASDAQ: CTCO, CTCOB) announced today that it is commencing a rights offering of 3.69 million shares of its Common Stock. The Company is distributing to holders of shares of its Common Stock and of its Class B Common Stock transferable subscription rights to purchase shares of its Common Stock at a subscription price of $21.25 per share. Shareholders of record at the close of business on September 25, 1998, will receive 1 right for every 5 shares of Common Stock or Class B Common Stock held. Rights holders may purchase one share of Common Stock for each right held. Each right also carries the right to "oversubscribe" at the subscription price for offered shares of Common Stock that are not purchased pursuant to the initial exercise of rights. The rights will be evidenced by transferable certificates and will expire at 5:00 p.m., New York City time, on October 23, 1998, unless extended. The rights are expected to be listed on the NASDAQ National Market under the symbol "CTCOR." The Common Stock and the Class B Common Stock will begin trading ex-rights on the NASDAQ National Market on September 28, 1998. On September 24, 1998, the reported last sale price of the Common Stock on the NASDAQ National Market was $21.188 per share.

     Level 3 Telecom Holdings, Inc. ("LTTH"), which owns approximately 48% percent of the outstanding Common Stock and approximately 49% of the outstanding Class B Common Stock, has agreed with the Company to exercise all of the rights it receives with respect to the shares it holds. Messrs. Walter Scott, Jr., James Q. Crowe and David C. McCourt have agreed to exercise the rights they receive and to oversubscribe for all other shares being offered for sale in the rights offering. The commitments by LTTH and Messrs. Scott, Crowe and McCourt ensure that the offering will be completed consistent with the Company's recapitalization plan as previously approved by the Internal Revenue Service.

     The Opportunity to Exercise the Right to Oversubscribe is Available to All Holders of Rights on the Same Terms

     LTTH and Messrs. Scott, Crowe and McCourt will pay the same subscription price for shares they purchase in the rights offering as the price that any other holder exercising rights will pay. The obligations of LTTH and Messrs. Scott, Crowe and McCourt to exercise rights and to oversubscribe for shares are subject to customary conditions, including Hart-Scott-Rodino approval. Messrs. Scott, Crowe and McCourt are directors of the Company and LTTH, and Mr. McCourt is Chairman and Chief Executive Officer of the Company. The rights offering and the transactions with LTTH and Messrs. Scott, Crowe and McCourt were approved by a special committee of the Board of Directors composed solely of independent directors.

     The Company expects to use the net proceeds from the rights offering, which will be approximately $77 million, to repay outstanding indebtedness. The rights offering is the last step for the Company in the recapitalization plan that resulted in the Company spinning off its former subsidiaries RCN Corporation (NASDAQ: RCNC) and Cable Michigan, Inc. (NASDAQ: CABL).

     The offering is being made solely by means of a prospectus, which will be mailed, to shareholders. This release of information shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

     For further information regarding the rights offering, or for a copy of the prospectus, please contact the Information Agent, MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York 10010, or call toll-free (800) 322-2885.

     About CTE

     Headquartered in Dallas, PA, Commonwealth Telephone Enterprises, Inc., is a diversified telecommunications company providing advanced solutions to deliver communications, information and entertainment services to business and residential users in select United States markets.

     CTE is organized into two principal operating segments: Commonwealth Telephone Company ("CT"), the nation's 11th largest independent incumbent local exchange carrier ("ILEC") which has been operating in various rural Pennsylvania markets since 1897, and CTSI, Inc. ("CTSI"), a competitive local exchange carrier ("CLEC") which formally commenced operations in 1997. Additionally, CTE operates three support businesses that provide expertise to its two principal operating segments. These businesses consist of Commonwealth Communications, a telecommunications engineering and consulting business, epix-Internet Services (www.epix.net) and Commonwealth Long Distance Company.

     A web site featuring current information regarding CTE can be reached at www.ct-enterprises.com."

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     10.01 Rights Exercise Agreement dated September 25, 1998, among the Registrant, Level 3 Telecom Holdings, Inc., Walter Scott, Jr., James Q. Crowe and David C. McCourt.

     10.02 Subscription Agency Agreement dated September 25, 1998, between the Registrant and First Union National Bank.

     10.03 Information Agent Agreement dated September 25, 1998, between the Registrant and MacKenzie Partners, Inc.

     99.01 Letter dated September 25, 1998, from David C. McCourt to holders of shares (the "Shareholders") of Common Stock and Class B Common Stock of the Registrant.

     99.02 Notice dated September 25, 1998, from the Registrant to the Shareholders.

     99.03 Form of Subscription Certificate (incorporated herein by reference to Exhibit 99.01 to the Registrant's Registration Statement on Form S-3, Registration No. 333-59747).

     99.04     Instructions as to use of Subscription Certificates.

     99.05     Important Tax Information.

     99.06 Notice from the Registrant to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees.

     99.07     Notice of Guaranteed Delivery for Subscription Certificates.

     99.08     Nominee Holder Oversubscription Form.

     99.09     Certification and Request for Additional Rights.

     99.10     Nominee Holder Certification.

     99.11 Notice to Beneficial Owners of Registrant's Common Stock and Class B Common Stock.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.


                                   By:  /s/Bruce C. Godfrey
                                       ---------------------------------------
                                        Name:     Bruce C. Godfrey
                                        Title:    Executive Vice President and
                                                  Chief Financial Officer


Date: September 30, 1998